                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) December 29, 1998


                                ADAC Laboratories
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                       0-9428                   94-1725806
----------------------------            ------------            -------------------
(State or other jurisdiction            (Commission                (IRS Employer
      of incorporation)                 File Number)            Identification No.)

                   540 Alder Drive, Milpitas, California 95035
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:        (408) 321-9100
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

     On December 29, 1998, ADAC Laboratories (the "Company") issued a press release announcing its intention to restate its financial results for the fiscal years 1996, 1997 and 1998 as a result of an ongoing review by the Company with the assistance of PricewaterhouseCoopers of its accounting principles and their historic application. The Company is filing a Form 12b-25 stating that it did not file its Form 10-K for the fiscal year ended September 27, 1998 within the prescribed period. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits.

          Exhibit No.        Description
          -----------        -----------
          99.1               Press release of the Company, dated December 29,
                             1998, relating to its restatement of its
                             financial results for the fiscal years 1996, 1997
                             and 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADAC LABORATORIES



Dated:  December 29, 1998              By: /s/ P. Andre Simone
                                           -----------------------------
                                           P. Andre Simone
                                           Chief Financial Officer

                                       3